Exhibit 10.3

                           THERMO ELECTRON CORPORATION

                           DIRECTORS STOCK OPTION PLAN
                           ---------------------------

            As amended and restated effective as of February 25, 2005

1.       Purpose
         -------

         The purpose of this Directors Stock Option Plan (the "Plan") of Thermo Electron Corporation (the "Company") is to encourage ownership in the Company by outside directors of the Company whose services are considered essential to the Company's growth and progress and to provide them with a further incentive to become directors and to continue as directors of the Company. The Plan is intended to be a nonstatutory stock option plan.

2.       Administration
         --------------

         The Board of Directors (the "Board"), or a Committee (the "Committee") consisting of one or more directors of the Company appointed by the Board, shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the options to be granted shall be automatic in accordance with Section 5. However, all questions of interpretation of the Plan or of any stock options granted under it shall be determined by the Board or the Committee and such determination shall be final and binding upon all persons having an interest in the Plan.

3.       Participation in the Plan
         -------------------------

         Directors of the Company who are not employees of the Company or any subsidiary or parent of the Company shall be eligible to participate in the Plan. Directors who receive grants of stock options in accordance with this Plan are sometimes referred to herein as "Optionees."

4.       Stock Subject to the Plan
         -------------------------

         The maximum number of shares that may be issued under the Plan shall be 773,330 shares of the Company's Common Stock (the "Common Stock"), subject to adjustment as provided in Section 9. Shares to be issued upon the exercise of options granted under the Plan may be either authorized but unissued shares or shares held by the Company in its treasury. If any option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for options thereafter to be granted.

5.       Terms and Conditions
         --------------------

         A.       Annual Stock Option Grants
                  --------------------------

         Each Director of the Company who meets the requirements of Section 3 and who is holding office immediately following the Annual Meeting of Stockholders commencing with the Annual Meeting of Stockholders held in calendar year 1993, shall be granted an option to purchase shares of Common Stock at the close of business on the date of such Annual Meeting, except that the grant of options for 2003 shall be made as of the close of business on May 15, 2003. Prior to 2003, the annual option granted to each eligible Director shall be exercisable to purchase 1,000 shares of Common Stock. Commencing with the annual grant in 2003, each eligible Director shall be granted an option to purchase 7,500 shares of Common Stock.

         B. General Terms and Conditions Applicable to Grants During 2005 and Thereafter.
                  -------------------------------------------------------------

                  1. Options granted during 2005 and thereafter shall be exercisable to the extent they are vested. Each option shall vest in equal annual installments on the first, second and third anniversaries of the grant date, provided that on each vesting date, the Optionee is a Director of the Company. Vested options may be exercised prior to the date which is the earliest of:

                           (a) seven years after the grant date, (b) three years
                  after the Optionee ceases to serve as a Director of the Company (one year in the event the Optionee ceases to meet the requirements of this Subsection by reason of his or her death), or (c) the date of dissolution or liquidation of the Company.

                  2. The exercise price at which options are granted hereunder during 2005 and thereafter shall be the average of the opening and closing prices on the national securities exchange on which the Common Stock is principally traded on the date the option is granted or, if such security is not traded on an exchange, the average of the opening and last reported sale price on the NASDAQ National Market List on the date the option is granted, or the average of the opening and closing bid prices last quoted by an established quotation service for over-the-counter securities on the date the option is granted, or if none of the above shall apply, the last price paid for shares of the Common Stock by independent investors in a private placement.

         C.       General Terms and Conditions Applicable to Grants After 2002.
                  -------------------------------------------------------------

                  1. Options granted after 2002 shall be exercisable to the extent they are vested. Each option shall vest in equal annual installments on the first, second and third anniversaries of the grant date, provided that on each vesting date, the Optionee is a Director of the Company. Vested options may be exercised prior to the date which is the earliest of:

                           (a) seven years after the grant date, (b) three years
                  after the Optionee ceases to serve as a Director of the Company (one year in the event the Optionee ceases to meet the requirements of this Subsection by reason of his or her death), or (c) the date of dissolution or liquidation of the Company.

                  2. The exercise price at which options are granted hereunder after 2002 shall be the average of the closing prices reported by the national securities exchange

<

>

                  on which the Common Stock is principally traded for the five trading days immediately preceding and including the date the option is granted or, if such security is not traded on an exchange, the average last reported sale price for the five-day period on the NASDAQ National Market List, or the average of the closing bid prices for the five-day period last quoted by an established quotation service for over-the-counter securities, or if none of the above shall apply, the last price paid for shares of the Common Stock by independent investors in a private placement.

         D.       General Terms and Conditions Applicable to Grants in 2002.
                  ----------------------------------------------------------

                  1. Options granted in 2002 shall be immediately exercisable at any time from and after the grant date and prior to the date which is the earliest of:

                           (a) seven years after the grant date, (b) three years
                  after the Optionee ceases to serve as a Director of the Company, (one year in the event the Optionee ceases to meet the requirements of this Subsection by reason of his or her death), or (c) the date of dissolution or liquidation of the Company.

                  2. The exercise price at which options are granted hereunder in 2002 shall be the average of the closing prices reported by the national securities exchange on which the Common Stock is principally traded for the five trading days immediately preceding and including the date the option is granted or, if such security is not traded on an exchange, the average last reported sale price for the five-day period on the NASDAQ National Market List, or the average of the closing bid prices for the five-day period last quoted by an established quotation service for over-the-counter securities, or if none of the above shall apply, the last price paid for shares of the Common Stock by independent investors in a private placement.

         E.       General Terms and Conditions Applicable to Grants Prior to
                  2002.
                  ----------------------------------------------------------

                  1. Options granted prior to 2002 shall be immediately exercisable at any time from and after the grant date and prior to the date which is the earliest of:

                           (a) three years after the grant date, (b) two years
                  after the Optionee ceases to serve as a Director of the Company (one year in the event the Optionee ceases to meet the requirements of this Subsection by reason of his or her death), or (c) the date of dissolution or liquidation of the Company.

                  2. The exercise price at which options are granted hereunder prior to 2002 shall be the average of the closing prices reported by the national securities exchange on which the Common Stock is principally traded for the five trading days immediately preceding and including the date the option is granted or, if such security is not traded on an exchange, the average last reported sale price for the five-day period on the NASDAQ National Market List, or the average of the


<

>
                  closing bid prices for the five-day period last quoted by an established quotation service for over-the-counter securities, or if none of the above shall apply, the last price paid for shares of the Common Stock by independent investors in a private placement.

6.       Exercise of Options
         -------------------

         A.       Exercise/Consideration
                  ----------------------

         An option may be exercised in accordance with the instructions described in "The Guide for Employees of Thermo Electron Stock Option Plans" and any supplement thereto as they may be amended from time to time (the "Guide"). Upon exercise of the option in accordance with the aforementioned instructions, the Company shall deliver or cause to be delivered to the Optionee the number of shares then being purchased, registered in the name of the Optionee or other person exercising the option. If any law or applicable regulation of the Securities and Exchange Commission or other body having jurisdiction in the premises shall require the Company or the Director to take any action in connection with shares being purchased upon exercise of the option, exercise of the option and delivery of the certificate or certificates for such shares shall be postponed until completion of the necessary action, which shall be taken at the Company's expense.

         B.       Tax Withholding
                  ---------------

         No later than the date on which part or all of the value of any shares received upon the exercise of an option first becomes includible in an Optionee's gross income for income tax purposes, the Optionee shall satisfy his or her obligations to pay any federal, state or local taxes required to be withheld with respect to such income in accordance with the provisions of the Guide. Notwithstanding the foregoing, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

7.       Transferability
         ---------------

         Except as may be authorized by the Board or the Committee, in its sole discretion, no option may be transferred other than by will or the laws of descent and distribution, and during an Optionee's lifetime an option may be exercised only by him or her (or in the event of incapacity, the person or persons properly appointed to act on his or her behalf). The Board or the Committee may, in its discretion, determine the extent to which options granted to an Optionee shall be transferable.

8.       Limitation of Rights to Continue as a Director
         ----------------------------------------------

         Neither the Plan, nor the quantity of shares subject to options granted under the Plan, nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a Director for any period of time, or at any particular rate of compensation.


<

>

9.       Adjustments in the Event of Certain Transactions
         ------------------------------------------------

         (a) In the event of a stock dividend, stock split or combination of shares, or other distribution with respect to holders of Common Stock other than normal cash dividends, the Board or the Committee will make (i) appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Section 4 above, and (ii) appropriate adjustments to the number and kind of shares of stock or securities subject to options then outstanding or subsequently granted, any exercise prices relating to options and any other provisions of options affected by such change.

         (b) In the event of any recapitalization, merger or consolidation involving the Company, any transaction in which the Company becomes a subsidiary of another entity, any sale or other disposition of all or a substantial portion of the assets of the Company or any similar transaction, as determined by the Board, the Board in its discretion may make appropriate adjustments to outstanding options, including, without limitation: (i) accelerate the exercisability of the option, or (ii) adjust the terms of the option (whether or not in a manner that complies with the requirements of Section 424(a) of the Internal Revenue Code of 1986, as amended (the "Code")), or (iii) if there is a survivor or acquiror entity, provide for the assumption of the option by such survivor or acquiror or an affiliate thereof or for the grant of one or more replacement options by such survivor or acquiror or an affiliate thereof, in each case on such terms (which may, but need not, comply with the requirements of Section 424(a) of the Code) as the Board may determine, or (iv) terminate the option (provided, that if the Board terminates the option, it shall, in connection therewith, either (A) accelerate the exercisability of the option prior to such termination, or (B) provide for a payment to the holder of the option of cash or other property or a combination of cash or other property in an amount reasonably determined by the Board to approximate the value of the option assuming an exercise immediately prior to the transaction, or (C) if there is a survivor or acquiror entity, provide for the grant of one or more replacement options pursuant to clause (iii) above), or (v) provide for none of, or any combination of, the foregoing.

         (c) No fraction of a share or fractional shares shall be purchasable or deliverable pursuant to this Section 9.

10.      Limitation of Rights in Option Stock
         ------------------------------------

         The Optionee shall have no rights as a stockholder in respect of shares as to which his or her options shall not have been exercised, certificates issued and delivered and payment as herein provided made in full, and shall have no rights with respect to such shares not expressly conferred by this Plan or the written agreement evidencing options granted hereunder.

11.      Stock Reserved
         --------------

         The Company shall at all times during the term of the options reserve and keep available such number of shares of the Common Stock as will be sufficient to permit the exercise in full of all options granted under this Plan and shall pay all other fees and expenses necessarily incurred by the Company in connection therewith.

<

>


12.      Securities Laws Restrictions
         ----------------------------

         A.       Investment Representations.
                  ---------------------------

         The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

         B.       Compliance with Securities Laws.
                  --------------------------------

         Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board or the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

13.      Change in Control
         -----------------

         A.       Impact of Event
                  ---------------

         In the event of a "Change in Control" as defined in Section 13(B), the following provisions shall apply. If a Change in Control occurs while any options are outstanding, then, effective upon the Change in Control, each outstanding option under the Plan that was not previously vested shall become immediately exercisable in full.

         B.       Definition of "Change in Control"
                  ---------------------------------

         "Change in Control" means an event or occurrence set forth in any one or more of subsections (a) through (d) below (including an event or occurrence that constitutes a Change in Control under one of such subsections but is specifically exempted from another such subsection):

         (a) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 40% or more of either (i) the then-outstanding Common Stock (the "Outstanding TMO Common Stock") or (ii) the combined

<

>

voting power of the then-outstanding securities of the Company entitled to vote generally in the election of Directors (the "Outstanding TMO Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iii) any acquisition by any corporation pursuant to a transaction which complies with clauses (i) and (ii) of subsection (c) of this definition; or

         (b) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (i) who was a member of the Board as of May 14, 2003 or (ii) who was nominated or elected subsequent to such date by at least a majority of the Directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the Directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (ii) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

         (c) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company in one or a series of transactions (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding TMO Common Stock and Outstanding TMO Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of Common Stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of Directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding TMO Common Stock and Outstanding TMO Voting Securities, respectively; and (ii) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 40% or more of the then outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors; or

         (d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.



<

>


14.      Amendment of the Plan
         ---------------------

         The provisions of Sections 3 and 5 of the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder. Subject to the foregoing, the Board or the Committee may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the Stockholders of the Company is required as to such modification or amendment under Rule 16b-3, the Board or the Committee may not effect such modification or amendment without such approval.

         The termination or any modification or amendment of the Plan shall not, without the consent of an Optionee, affect his or her rights under an option previously granted to him or her. With the consent of the Optionees affected, the Board or the Committee may amend outstanding options in a manner not inconsistent with the Plan. The Board or the Committee shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

15.      Effective Date of the Plan
         --------------------------

         The Plan was approved by the Board on March 29, 1993 and approved by the Stockholders on May 25, 1993.

16.      Notice
         ------

         Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Secretary of the Company and shall become effective when it is received.

17.      Governing Law
         -------------

         The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.


<

>